Ovation 2, Trial Results in Advanced Ovarian Cancer Patients

Protocol Planned, Phase 2 Data Readout

July 30, 2024

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IMNN-001 and Ovarian Cancer Context



IMNN-001 could reset the standard of care for women with ovarian cancer: Reasons to believe

IMNN-001 allows durable therapeutic and dose-dependent production and release of IL-12 in the Tumor Micro-Environment [1]

- Benefits of IMNN-001 therapy are supported by known long-lived actions of IL-12 recruiting the immune system
- IMNN-001 has Advantages over other Approaches to IL-12 Delivery

Clinical Development has achieved goals specific to each stage

- Phase 1: Dose-dependent biological response (IL-12, IFN-γ) and benefits in clinical efficacy including, objective tumor responses by RECIST, surgical resection score, and chemotherapy response score.
- Phase 2: Improvement in OS and PFS observed with IMNN-001 versus NACT with Magnitude of Overall Survival has grown over time, Consistent with effective Immune therapy:
    - IMNN-001 median survival extended by 38%, 11 month: 40.5 to 29.4 Mo

Across Clinical Development, the safety profile has been without significant safety issues.

Unmet Patient Need is high

Product Pricing assumptions present a >$1.6B Market Opportunity

1. Thaker et al. doi:10.1158/1078-0432.CCR-21-0360

The OS benefits of IMNN-001 therapy are supported by known long-lived actions of IL-12 on the immune system

- IL-12 promotes activation, proliferation and <u>persistence</u> of cytotoxic T-cells of both innate and adaptive immune system.
    - Innate immune system- cytotoxic natural killer T-cells or NKT cells
    - Adaptive immune system- cytotoxic CD4 and CD8 T-cells
- IL-12 reprograms T-cells and NK T-cells into <u>long-live memory T- cells and NKT cells</u> with durable potent anti-tumor activity.

A shift from predominantly naïve T-cell subsets to cytotoxic effector and memory T-cells (Ovation-1)

Before **After** **Before** **After**


OV-01
OV-05
OV-17
OV-21
OV-16
OV-11
OV-15
CD8+ TEMRA (effector T-cells)
CD8+ Naive
CD8+ TCM (memory T-cells)
CD8+ TEM (effector T-cells)

• Hu M, 2019, JCR 2020, 319:213
• Landoni E, 2024: NKT cell transformation into long-lived memory T-cells
•Zhu Y, 2024, Pharm Res. 203: 107186
•Leleux JA, 2021, PLOS ONE 16: (12)

Potent Immune Mechanisms and Clinical Efficacy Supports Strong R&D Interest in IL-12: Current Strategies to Minimize Serious Systemic Toxicity

- Complete or partial responses to rIL-12 have been observed in:
  - Melanoma[1] Renal carcinoma[1] AIDS-related Kaposi sarcoma[2] Non-Hodgkin's lymphoma[3]
- However, serious systemic toxicity, including deaths, undermines the clinical benefits.
  - Hematological Hepatic
- This is driving strong R&D interest in alternate methods of IL-12 delivery having the potential for minimal systemic toxicity.
  - Targeted rIL-12: CBD-IL-12[4], NHSAb-IL-12[5], tumor protease cleavable[6]
  - Nucleic acids: viral vectors, mRNA[7]
  - Cell-based: CART co-expressing IL-12[8]
- The next 6 months features readouts from 4 IL-12 assets including IMNN (Phase-1 or 2).
  - IMNN-001 is the only one being studied in Ovarian Cancer

1. Atkins MB. et al., Clin Cancer Res 1997. PMID: 9815699
2. Little RF., et al., Blood 2006, 107:4650
3. Younes A., et al., Clin Cancer Res 2004, 10:5432
4. Mansurov A., et al., Nat Biomed Eng- 2020, 4:531
5. Frank SE., et al., Cancer Immunology, Immunotherapy. 2023, 72:2783
6. Mansurov A., et al., Nat Biomed Eng- 2022, 6:819
7. Liu M, Nature Nanotechnology, 2024, 19:565
8. Zhu Y., et al., Pharmacology Res. 2024, 203:107186

IMNN-001 has Advantages over other Approaches to IL-12 Delivery

Comparison with rIL-12

- Physiological profile of IL-12 with durable local increases compared to rapid high systemic increases accompanying serious systemic toxicity following rIL-12.
    - Local increases in IL-12 by IMNN-001will be safer and more effective due to:
        - Enhanced spatiotemporal distribution.
        - Higher drug availability at tumor site.
        - High local levels more effective in reversing tumor-supporting immunosuppression
        - Low CRS risk.
        - Low risk of desensitization often associated with rIL-12 therapy.
    - Durable increase for several days is advantageous over short-lived rIL-12 requiring frequent treatment.

Comparison with mRNA

- IMNN-001 provides more durable protein expression.
- IMNN-001 is at advanced development stage potentially going into Phase-3 trial.

OVATION-1 Study in Neoadjuvant Ovarian Cancer

Dose Dependent Biological (IL-12 & IFN-γ) and Clinical Responses Demonstrate POC

Radiographic Response		Total (n)	Cohort 1 36 mg/m²	Cohort 2 47 mg/m²	Cohort 3 61 mg/m²	Cohort 4 79 mg/m²
Tumor Response	CR	2	1	0	0	1
	PR	10	0	3	3	4
	SD	2	2	0	0	0
Objective Response Rate			67%		100%	
Surgical Resection	R0	9	2	0	2	5
	R1	3	1	2	0	0
	R2	2	0	1	1	0
R0 Resection Rate			33%		88%	
Pathologic Response	cPR	1	1	0	0	0
	Micro	8	1	2	1	4
	Macro	5	1	1	2	1
cPR/micro rate			60%		63%	
Chemotherapy Response Score	CRS 3	5	1	0	2	2
	CRS 2	5	2	1	0	2
	CRS 2	4	0	2	1	1
CRS 3 rate			17%		50%	



Ascites
100
10
1
Fold increase over pre-treatment
36
47
61
79
IMNN-001 Dose (mg/m²)
IL-12
IFN-γ

Tumor response, surgical outcome, pathologic response, and chemotherapy response score

IMNN-001: OVATION 2 Ovarian Cancer Study

To Determine Efficacy and Biological Activity With NACT in Stage III/IV Patients

Newly Diagnosed Ovarian Cancer Tissue Collection

1 : 1 Randomization Added Control Arm to OVATION 2

Neoadjuvant Chemotherapy (NACT)
+
8 weekly cycles of IMNN-001

Interval Debulking Surgery Tissue Collection

Adjuvant Chemotherapy (Maintenance Therapy)
+
9 weekly cycles of IMNN-001

Ovarian Cancer Patients (FIGO IIIC & IV)

- 112 patients. **Enrollment completed**
- ITT population contains mix group of BRCA +/- subjects

Primary Endpoint

- Progression Free Survival (PFS). After 80 PFS events or at least 16 months, whichever is longer

Secondary Endpoints

- Overall Survival (OS), ORR, Pathological Response, Chemotherapy response score, Surgical Resection Scores, Biological Response, Safety

With OVATION2, IMUNON Targets a Large Patient Population with High Unmet Needs

60% of newly diagnosed advanced OC patients and no new treatment in decades

- According to ovarian cancer experts, over 60% of patients are in need for a neoadjuvant treatment ahead of debulking surgery, representing approximately 10,000 new patients in the US every year.
- OVATION-2 population included a large proportion of FIGO Stage IIIC and IV disease, known for their worst prognosis.
- While most studies in 1st line OC exclude ECOG PS 2 patients, these patients were eligible to OVATION-2.
- No new treatment option has been offered to these patients (newly diagnosed advanced ovarian cancer who cannot undergo primary debulking surgery), since chemotherapy.
- The median PFS (12 m) and OS (29m) in the control arm of OVATION-2 confirms the poor prognosis of this population.

Current Standard of Care Established 25 years ago

Overview of Pivotal Trials Defining NACT SOC

In patients with stage IIIC/IV ovarian cancer, neoadjuvant chemotherapy (NACT) followed by interval debulking surgery (IDS) demonstrated non-inferior overall survival (OS) to primary debulking surgery (PDS) followed by chemotherapy in three randomized phase III trials (EORTC 5597 CHORUS and SCORPION). Consequently, NACT is considered a valuable treatment option and is included in international guidelines for patients in whom initial upfront complete resection is not possible or where there is a high risk of perioperative adverse effects.

GOG 158 [1]
SOC Adjuvant CARBO-PAC
2003

EORTC 55971 [2]
NACT non-inferior to PDS in IIIC/IV
2010

CHORUS [3]
NACT non-inferior to PDS in III/IV
2015

SCORPION [4]
NACT non-inferior to PDS in IIIC/IV; PDS has more complications
2016

[1] Ozols et a. J Clin Oncol (2003) 21(17):3194-200
[2] Vergote et al. N. Engl. J. Med. 363, 943–953 (2010)
[3] Kehoe et al. Lancet 386, 249–257 (2015)
[4] Fagotti et al. Eur. J. Cancer 59, 22–33 (2016)

Adding Phase 2 trial to Clinical Development Strategy in Ovarian Cancer Effectively Reduces Risk

Phase 2 trial intended to generate additional clinical data and gain confidence in the clinical effect prior to Phase 3

Given interest in Overall Survival, and Progression Free Survival, Phase 2 that are powered for statistical significance end up being Phase 3 trials

2 strategies have been employed in Ovarian Cancer Development:

- Higher Risk Strategy:
  Phase 1 trial (n≈30) → Phase 3 trial, control (n≈300/arm)
- Reduced Risk, IMNN strategy:
  Phase 1 trial (n≈30) → Phase 2 trial, control (n≈50/arm) → Phase 3 trial, control (n≈300/arm)

Regulatory Guidance and evolution of Clinical Trial Practice: single arm vs. control arm

Overall Survival Consistently Shows Greater Protective Effects with Immunotherapies than Progression Free Survival



Overall survival
Progression-free survival
Improvement in months
6
5
4
3
2
1
0
-1
-2
-3
Ferris, 2016
Borghael, 2015
Brahmer, 2015
Motzer, 2015
Carbone, 2017
Bellmunt, 2017
Herbst, 2016
Ribas, 2015
Weber, 2015
Immunotherapy trials in cancer

Adapted from Gyawali B- A comparison of response pattern for PFS and OS following treatment for cancer with PD-1 inhibitors. JAMA Netw Open. 2018 Jun 1;1(2):e180416. doi:

Overall Survival Consistently Shows Greater Protective Effects with Immunotherapies than Progression Free Survival

Meta Analysis from systematic search covering 10 studies, 4,653 patients spanning 8 clinical settings supports importance of OS

JAMA Network Open. 2018;1(2):e180416. doi:10.1001/jamanetworkopen.2018.0416

Table 2. Efficacy Data

		PFS				OS			
Source	Setting	PD-1 Group, mo	Control Group, mo	Difference, mo	Hazard Ratio (95% CI)	PD-1 Group, mo	Control Group, mo	Difference, mo	Hazard Ratio (CI)
Ferris et al,[8] 2016 (Checkmate 141)	Recurrent head and neck	2.0	2.3	−0.3	0.89 (0.70-1.13)	7.5	5.1	2.4	0.70 (97.73% CI, 0.51-0.96)
Borghaei et al,[9] 2015 (Checkmate 057)	Second line, nonsquamous NSCLC	2.3	4.2	−1.9	0.92 (0.77-1.1)	12.2	9.4	2.8	0.73 (96.00% CI, 0.59-0.89)
Brahmer et al,[10] 2015 (Checkmate 017)	Second line, squamous NSCLC	3.5	2.8	0.7	0.62 (0.47-0.81)	9.2	6	3.2	0.59 (95.00% CI, 0.44-0.79)
Robert et al,[11] 2015 (Checkmate 066)	First line, melanoma	5.1	2.2	2.9	0.43 (0.34-0.56)	NR	10.8	NR	0.42 (99.79% CI, 0.25-0.73)
Motzer et al,[12] 2015 (Checkmate 025)	Second line, RCC	4.6	4.4	0.2	0.88 (0.75-1.03)	25	19.6	5.4	0.73 (98.50% CI, 0.57-0.93)
Carbone et al,[13] 2017 (Checkmate 026)	First line, NSCLC	4.2	5.9	−1.7	1.15 (0.91-1.45)	14.4	13.2	1.2	1.02 (95.00% CI, 0.80-1.30)
Bellmunt et al,[14] 2017 (Keynote 045)	Second line, urothelial	2.1	3.3	−1.2	0.98 (0.81-1.19)	10.3	7.4	2.9	0.73 (95.00% CI, 0.59-0.91)
Reck et al,[15] 2016 (Keynote 024)	First line, NSCLC	10.3	6.0	4.3	0.5 (0.37-0.68)	NR	NR	NR	0.60 (95.00% CI, 0.41-0.89)
Herbst et al,[16] 2016 (Keynote 010)[a]	Second line, NSCLC	3.9	4.0	−0.1	0.88 (0.74-1.05)	10.4	8.5	1.9	0.71 (95.00% CI, 0.58-0.88)
Langer et al,[17] 2016 (Keynote 021)[b,c]	First line, NSCLC	13.0	8.9	4.1	0.53 (0.31-0.91)	NR	NR	NR	0.90 (95.00% CI, 0.42-1.91)
After Treatment With Ipilimumab									
Ribas et al,[18] 2015 and Hamid et al,[19] 2016 (Keynote 002)[a,b]	Second line, melanoma	2.9	2.7	0.2	0.57 (0.45-0.73)	13.4	11.0	2.4	0.86 (95.00% CI, 0.67-1.10)
Weber et al,[20] 2015 and Larkin et al,[21] 2018 (Checkmate 037)	Second line, melanoma	3.1	3.7	−0.6	1.0 (0.78-1.44)	15.7	14.4	1.3	0.95 (95.54% CI, 0.73-1.24)

Abbreviations: NR, not reached; NSCLC, non-small cell lung cancer; OS, overall survival; PD-1, programmed cell death 1; PFS, progression-free survival; RCC: renal cell carcinoma.

[a] Only the 2-mg/kg cohort of pembrolizumab has been included in this analysis.

[b] These are the only phase 2 trials in this analysis. All other trials are phase 3.

[c] This is the only trial in which a PD-1 inhibitor was not tested as a single agent, but as a combination with chemotherapy.

Overall Survival HR outpaces PFS by .03 to .25

Difference in OS 1.2 to 5.4 mo.

As OVATION-2 OS Data Mature, the Level of Evidence for a Robust Benefit Increases

Hazard Ratio dropped from 0.86 to 0.74, difference in Median OS increased to 11 months

Overall Survival Parameters	September 2023 Interim Analysis	June 2024 Analysis
Number of Events	37	49
Improvement in Survival (months)	9	11.1
Hazard Ratio	0.86	0.74

$1.6B to $2.1B Market Opportunity in Patients Newly Diagnosed with Advanced Stage Ovarian Cancer

Worldwide diagnoses, yearly: 300,000[1]

US diagnoses each year: 20,000[2]

Population Assumptions, US market: ~9.5k patients treated with IMNN-001

— 80% are Newly diagnosed

— 60% of market captured

Price Assumptions:

- Approved immune checkpoint inhibitors annual treatment[3], $125k-$200k
- Combination therapies using 2 checkpoint inhibitors at $300K.

Base IMNN price, annual treatment: $125k/year - $225k/year

Annual Gross Sales $1,653m – 2,124m

1. International Agency for Research on Cancer, 2. American Cancer Society
3. Keytruda, Opdivo, Lenvima, Stivarga, Nexavar

Ovation 2, Trial Results in Advanced Ovarian Cancer Patients

Protocol Planned, Phase 2 Data Readout



Summary: Ovation 2 Advanced Ovarian Cancer Patients Trial Results

If results are replicated in phase 3, we believe that IMNN-001 will be an approved 1st line treatment for Ovarian Cancer that will change the Standard of Care

- An 11-month improvement in Overall Survival by IMNN-001 in intent-to-treat (ITT) population
  - A clinically meaningful improvement in a difficult to treat disease
- A 15.7-month improvement in OS by IMNN-001 in patients receiving at least 20% of protocol-specified treatments in both arms (91% ITT population)
  - Demonstrating greater benefit achieved with higher drug exposure
- The potential for an exceptionally remarkable improvement in the OS benefit by IMNN-001 in patients exposed to standard of care PARP inhibitor therapy (38% of ITT population)
- IMNN-001 treatment also improved progression-free survival (PFS) in intent to treat population (ITT)
  - Benefits in PFS are qualitatively consistent with the OS data
- Consistent with OS improvement, similar PFS improvement was seen in patients receiving at least 20% of protocol-specified treatments, along with evidence of a PFS improvement in first line PARP inhibitor therapy (11.7-month improvement in Median PFS)

Clinical Advisory Committee Summary

Patients who received IMNN-001 in the trial lived longer than those in the control arm

- If they received a PARP inhibitor or if they had at least 20% of treatment in the protocol they did even better

These Phase 2 results are promising and if confirmed in an adequately powered Phase 3 trial could change the standard of care.

Immunotherapies have not been effective in Ovarian Cancer to-date. The novel mechanism of action of IMNN-001 and ability to deliver well tolerated and durable levels of IL-12 in addition to other important cytokines useful to fight cancer could usher in the first Immune based Gene Therapy for Ovarian Cancer.

Ovation 2: Protocol Planned Phase 2 Data Readout Advanced Ovarian Cancer Patients

		Median time to event, Experimental vs Control (months)	Hazard Ratio, Experimental vs Control
Overall Survival (secondary endpoint)	ITT n=112	40.5 vs 29.4	0.74 (0.42; 1.30) pNS
	≥20% of protocol-specified treatments in both arms n=102	45.1 vs 29.4	0.64 (0.35; 1.19) pNS
	PARP treated patients n=43	NE vs 37.1	0.41 (0.13; 1.28) pNS
Progression Free Survival (primary endpoint)	ITT n=112	14.9 vs 11.9	0.79 (0.51; 1.23) pNS
	≥20% of protocol-specified treatments in both arms n=102	14.6 vs 11.9	0.76 (0.48; 1.22) pNS
	PARP treated patients n=31	33.8 vs 22.1	0.80 (0.31; 2.12) pNS

NACT: Neoadjuvant Chemotherapy, **NE**: not evaluable, **pNS**: p-value not significant
Ovation 2 Treatment arms: Experimental: IMNN-001 + NACT; Control arm: NACT